                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 26, 2003

                         FIRST FEDERAL BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                       0-30753                37-1397683
      --------                      ------------            ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
 Incorporation or Organization)     File Number)            Identification No.)

                109 East Depot Street, Colchester, Illinois 62326
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (309) 776-3225
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE
         -----------------------------------------

        On August 26, 2003, First Federal Bancshares, Inc. announced that it had completed its previously announced stock repurchase programs. In addition, First Federal Bancshares, Inc. announced that it had outstanding 1,840,790 shares of common stock. The press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

        Exhibit 99.1    Press Release Dated August 26, 2003.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FIRST FEDERAL BANCSHARES, INC.




Date: August 27, 2003                  By: /s/ James J. Stebor
                                           -------------------------------------
                                           James J. Stebor
                                           President and Chief Executive Officer